                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  AUGUST 3, 2001
                                                         ----------------


                          TRANSKARYOTIC THERAPIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        000-21481                                         04-3027191
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


           195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS      02139
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            (Address of Principal Executive Offices)      (Zip Code)


                                 (617) 349-0200
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               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.      OTHER EVENTS.

         On August 3, 2001, Transkaryotic Therapies, Inc. ("TKT") announced that the European Commission has granted marketing authorization for Replagal(TM) (agalsidase alfa) -- the Company's enzyme replacement therapy for long-term treatment in patients with Fabry disease -- for the fifteen countries of the European Union. Replagal received co-exclusive orphan drug status in Europe. Since the European orphan drug legislation was enacted in 2000, Replagal is one of the first two orphan drugs to receive approval.

         The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

             99.1              Press Release.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2001                    REGISTRANT

                                         TRANSKARYOTIC THERAPIES, INC.


                                          By: /s/ Richard F Selden
                                              ----------------------------------
                                              Richard F Selden
                                              President and
                                              Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT NUMBER               DESCRIPTION

99.1                        Press Release.




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